SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): May 10, 2006


                                  VENTAS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                  1-10989               61-1055020
 (State or Other Jurisdiction      (Commission           (IRS Employer
      of Incorporation)            File Number)       Identification No.)


      0350 Ormsby Park Place, Suite 300, Louisville, Kentucky      40223
            (Address of Principal Executive Offices)             (Zip Code)


       Registrant's Telephone Number, Including Area Code: (502) 357-9000


                                 Not Applicable
           Former Name or Former Address, if Changed Since Last Report


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01. Entry into a Material Definitive Agreement.

On May 10, 2006, Ventas, Inc. (the "Company") entered into a Master Lease Combination Amendment and Agreement (the "Agreement") by and among Kindred Healthcare, Inc. ("Kindred"), Kindred Healthcare Operating, Inc. and the Company, through its subsidiary, Ventas Realty, Limited Partnership.

The Company is party to four master leases with Kindred (the "Master Leases"). Under the Master Leases, the Company has a right to sever properties from the existing leases in order to create additional leases. The Company exercised this severance right in December 2001 with respect to Amended and Restated Master Lease Agreement No. 1 dated as of April 20, 2001 ("Master Lease No. 1") to create a new lease of 40 nursing centers (the "CMBS Lease"). In September 2004, the Company exercised this severance right with respect to Master Lease No. 1 to create a new lease of one hospital and seven nursing centers ("Master Lease No. 1A"). The CMBS Lease and Master Lease No. 1A were in substantially the same form as the other Master Leases with certain modifications requested by the Company's lenders and required to be made by Kindred pursuant to the Master Leases.

The Agreement recombines and merges the CMBS Lease and Master Lease No. 1A into Master Lease No. 1. As a result of the Agreement, the CMBS Lease and Master Lease No. 1A will cease to exist as separate agreements as the nursing centers and hospitals covered by the CMBS Lease and Master Lease No. 1A have been recombined into Master Lease No. 1.

A copy of the Agreement is attached hereto as Exhibit 10.1.

Item 1.02. Termination of a Material Definitive Agreement.

     On May 10, 2006, in connection with the Agreement, the CMBS Lease and Master Lease No. 1A will cease to exist as separate agreements as a result of the Company and Kindred combining and merging the CMBS Lease and Master Lease No. 1A into Master Lease No. 1.

Item 9.01. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits:

  Exhibit Number     Description
  --------------     -----------
       10.1          Master Lease Combination Amendment and Agreement by and
                     among Kindred Healthcare, Inc. (f/k/a Vencor, Inc.),
                     Kindred Healthcare Operating, Inc. (f/k/a Vencor Operating,
                     Inc.), and Ventas Realty, Limited Partnership dated as of
                     May 10, 2006.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        VENTAS, INC.


Date:  May 16, 2006                     By:  /s/ T. Richard Riney
                                             -----------------------------------
                                             T. Richard Riney
                                             Executive Vice President, General
                                             Counsel and Corporate Secretary

                                  EXHIBIT INDEX

  Exhibit Number     Description
  --------------     -----------
       10.1          Master Lease Combination Amendment and Agreement by and
                     among Kindred Healthcare, Inc. (f/k/a Vencor, Inc.),
                     Kindred Healthcare Operating, Inc. (f/k/a Vencor Operating,
                     Inc.), and Ventas Realty, Limited Partnership dated as of
                     May 10, 2006.